Exhibit (13)
                    ANNUITY INVESTORS LIFE INSURANCE COMPANY
                            Standardized Performance
                             N-4 Part C, Exhibit 13
                                December 31, 1996
                                        n
                                  P(1+T) =ERV


P = a hypothetical initial payment of $1,000.
T = average annual total return
n = number of years
ERV = "ending redeemable value" of a hypothetical $1,000 payment made at the beginning of the one-year period.

                     DREYFUS VARIABLE INVESTMENT FUNDS, INC.


                           VARIABLE CAPITAL
BASIC CONTRACTS:           APPRECIATION              SOCIALLY RESPONSIBLE GROWTH      STOCK INDEX
----------------           ----------------          ---------------------------      -----------
      n                              1                           1                               1
P(1+T) = ERV            1,000.00(1+T) =1,154.95     1,000.00(1+T) =1,112.30         1,000.00(1+T) =1,125.23
     n                                 1                           1                               1
(1+T) =ERV/P                      (1+T) =1.1550              (1+T) 1=1.1123                   (1+T) =1.1252
T=(ERV/P)-1                          T=1.1550-1                  T=1.1123-1                      T=1.1252-1
T=                                       0.1550                      0.1123                          0.1252
or T=                                     15.50%                      11.23%                          12.52%



ENHANCED CONTRACTS:
-------------------
      n                              1                           1                                 1
P(1+T) =ERV             1,000.00(1+T) =1,158.7      1,000.00(1+T) =1,115.85           1,000.00(1+T) =1,128.77
     n                                1                            1                                 1
(1+T) =ERV/P                     (1+T) =1.1587                (1+T) =1.1159                     (1+T) =1.1288
T=(ERV/P)-1                         T=1.1587-1                   T=1.1159-1                        T=1.1288-1
T=                                      0.1587                       0.1159                            0.1288
or T=                                    15.87%                       11.59%                            12.88%


                                     ANNUITY INVESTORS LIFE INSURANCE COMPANY
                                             Standardized Performance
                                              N-4 Part C, Exhibit 13
                                                 December 31, 1996
                                                        n
                                                  P(1+T) = ERV

P = a hypothetical initial payment of $1,000.
T = average annual total return
n = number of years
ERV = "ending redeemable value" of a hypothetical $1,000 payment made at the beginning of the one-year period.


                                                JANUS ASPEN SERIES
                                                ------------------

BASIC CONTRACTS:    AGGRESSIVE GROWTH FUND     WORLDWIDE GROWTH FUND       BALANCED FUND          SHORT-TERM BOND PORTFOLIO
----------------    ----------------------     ---------------------       -------------          -------------------------

      n                          1                       1                         1                             1
P(1+T) =ERV         1,000.00(1+T) =981.20   1,000.00(1+T) =1,189.44   1,000.00(1+T) =1,062.39       1,000.00(1+T) =941.87
     n                          1                          1                        1                             1
(1+T) =ERV/P                 (1+T) =.9812             (1+T) =1.1894            (1+T) =1.06239                (1+T) =.9419
T=(ERV/P)-1                     T=.9812-1                T=1.1894-1               T=1.06239-1                   T=.9419-1
T=                               (0.0188)                    0.1894                    0.0624                    (0.0581)
orT=                               -1.88%                    18.94%                     6.24%                      -5.81%



ENHANCED CONTRACTS
------------------
      n                           1                        1                           1                         1
P(1+T) =ERV          1,000.00(1+T) =984.31    1,000.00(1+T) =1,193.19     1,000.00(1+T) =1,065.84   1,000.00(1+T) =944.97
     n                             1                         1                           1                        1
(1+T) =ERV/P                  (1+T) =.9843              (1+T) =1.1932               (1+T) =1.0658            (1+T) =.9450
T=(ERV/P)-1                      T=.9843-1                 T=1.1932-1                  T=1.0658-1               T=.9450-1
T=                                 (0.0157)                    0.1932                      0.0658                (0.0550)
or T=                                -1.57%                    19.32%                       6.58%                  -5.50%


                                     ANNUITY INVESTORS LIFE INSURANCE COMPANY
                                             Standardized Performance
                                              N-4 Part C, Exhibit 13
                                                 December 31, 1996
                                                        n
                                                  P(1+T)  = ERV

P = a hypothetical initial payment of $1,000.
T = average annual total return
n = number of years
ERV = "ending redeemable value" of a hypothetical $1,000 payment made at the beginning of the one-year period.

                                     MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
                                     -----------------------------------------

BASIC CONTRACTS:        BASIC VALUE FOCUS             GLOBAL STRATEGY FOCUS           HIGH CURRENT INCOME
----------------        -----------------             ---------------------           -------------------
      n                              1                             1                              1
P(1+T) =ERV             1,000,00(1+T) =1,106.99       1,000.00(1+T) =1,032.69        1,000.00(1+T) =1,013.99
     n                                 1                             1                              1
(1+T) =ERV/P                      (1+T) =1.1070                 (1+T) =1.0327                  (1+T) =1.0140
T=(ERV/P)-1                          T=1.1070-1                    T=1.0327-1                     T=1.0140-1
T=                                       0.1070                        0.0327                         0.0140
or T=                                     10.70%                         3.27%                          1.40%


ENHANCED CONTRACTS:
-------------------
       n                              1                            1                                1
P(1 +T) =ERV            1,000.00(1 +T) =1,110.49     1,000.00(1 +T) =1,036.02         1,000.00(1 +T) =1,017.24
     n                                1                              1                              1
(1+T) =ERV/P                     (1+T) =1.1105                  (1+T) =1.0360                  (1+T) =1.017.24
T=(ERV/P)-1                         T=1.1105-1                     T=1.0360-1                       T=1.0172-1
T=                                      0.1105                         0.0360                           0.0172
or T=                                    11.05%                          3.60%                            1.72%


                                     ANNUITY INVESTORS LIFE INSURANCE COMPANY
                                             Standardized Performance
                                              N-4 Part C, Exhibit 13
                                                 December 31, 1996

YIELD AND EFFECTIVE YIELD FOR MERRILL LYNCH VARIABLE SERIES FUNDS DOMESTIC MONEY
                              MARKET SUB-ACCOUNTS
  ------------------------------------------------------------------------------

                                                       YIELD
                                                       -----

                     BASIC CONTRACTS:
                     ----------------
((((Ending UV/Beginning UV)-1)/7)*365)                                             ((((1.157043/1.156199)-1)/7)*365)
                                                                                              (((1.000730-1)/7)*365)
                                                                                                    ((.00730/7)*365)
                                                                                                      (.000104)*365)
                                                                                                               .0381
                                                                                                  or            3.81%

                   ENHANCED CONTRACTS:
                   -------------------
((((Ending UV/Beginning UV)-1)/7)*365)                                             ((((1.173866/1.172943)-1)/7)*365)
                                                                                              (((1.000787-1)/7)*365)
                                                                                                  ((0.000787/7)*365)
                                                                                                      (.000112)*365)
                                                                                                               .0410
                                                                                                   or          4.10%

                                                  EFFECTIVE YIELD
                                                  ---------------

                     BASIC CONTRACTS:
                     ----------------
                     (365/7)                                                                         (365/7)
(((Ending UV/Beg. UV)       -1)*100)                                            (((1.157043/1.156199)       -1)*100)
                                                                                                    (52.143)
                                                                                        (((1.000730)        -1)*100)
                                                                                                    ((1.0388-1)*100)
                                                                                                        (0.0388*100)
                                                                                                               .0388
                                                                                                   or          3.88%

                   ENHANCED CONTRACTS:
                   -------------------
                     (365/7)                                                                         (365/7)
(((Ending UV/Beg. UV)       -1)*100)                                            (((1.173866/1.172943)       -1)*100)
                                                                                                    (52.143)
                                                                                       (((1 .000787)        -1)*100)
                                                                                                    ((1.0419-1)*100)
                                                                                                         (.0419*100)
                                                                                                              .0419
                                                                                                   or          4.19%

